UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: June 19, 2017
(Date of earliest event reported)

CMG HOLDINGS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51770	87-0733770
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2130 North Lincoln Park West 8N, Chicago, IL 60614
(Address of principal executive offices) (Zip Code)

773-698-6047
(Registrant's telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant

    On June 19, 2017, the Audit Committee of the Board of Directors of CMG Holdings Group, Inc. (the Company) dismissed DLL CPAs LLC (DLL), as the Company's independent registered public accounting firm and notified DLL of its dismissal.

DLL has not performed any accounting or auditing services since they were appointed on December 26, 2016 to June 22, 2017 and there were no disagreements with DLL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DLL, would have caused DLL to make reference to the subject matter of the disagreements in connection with any reports. Additionally, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that DLL furnish it with a letter addressed to the SEC stating that it agrees with the above statements. A copy of such letter dated June 22, 2017 is attached hereto as Exhibit 16.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 22, 2017	CMG HOLDINGS GROUP, INC.

/s/ Glenn Laken
Name: Glenn Laken
Its: CEO and Chairman